Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated April 18, 2011

Among

RESOLUTE ENERGY CORPORATION,

as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Lenders Party Hereto

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of April 18, 2011, is by and among Resolute Energy Corporation, a Delaware corporation (the “Borrower”), and certain of its subsidiaries (collectively, the “Guarantors”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the Lenders party hereto (the “Lenders”).

Recitals

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Second Amended and Restated Credit Agreement, dated March 30, 2010 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders amend the Credit Agreement to permit certain acquisitions of its own equity; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Majority Lenders are willing to amend the Credit Agreement and to take such other actions as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Each capitalized term used in this First Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.

ARTICLE II

Amendments

Section 2.01 Amendments to Section 1.02 of the Credit Agreement.

(a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

““First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of April 18, 2011, among the Borrower, the Administrative Agent and the other Lenders party thereto.”

““First Amendment Effective Date” means the first Business Day on which all of the conditions precedent set forth in Article III of the First Amendment shall have been satisfied.”

(b) The definition of “Agreement” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

““Agreement” means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, supplemented or restated.”

Section 2.02 Amendment to Section 9.04 of the Credit Agreement. Section 9.04 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

Restricted Payments. Each Loan Party will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment except

(a) the Loan Parties may make Restricted Payments to each other,

(b) the Borrower may acquire its outstanding Equity Interests with the proceeds from the exercise of its outstanding warrants; provided the Restricted Payment under clause (b) may not be made (i) upon the occurrence and during the continuance of any Event of Default with respect to matters specified in Sections 10.01(a), (b), (f), (g), (h), (i), (j), (k) or (n) or in Section 10.01(d) to the extent it relates to a breach of Section 9.01, (ii) when the total Credit Exposures exceeds the Borrowing Base, or (iii) if both before and after giving effect to such Restricted Payment any Loan Party or any Restricted Subsidiary shall be in breach of any covenant under Article VIII or Article IX, and

(c) the Borrower may make other Restricted Payments not to exceed $5,000,000 in the aggregate during any fiscal year; provided that the Restricted Payments permitted under clause (c) may not be made (i) upon the occurrence and during the continuance of any Event of Default with respect to matters specified in Sections 10.01(a), (b), (f), (g), (h), (i), (j), (k) or (n) or in Section 10.01(d) to the extent it relates to a breach of Section 9.01, or (ii) when the Borrowing Base Utilization Percentage exceeds ninety percent (90%).

ARTICLE III

Conditions Precedent

This First Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) The Borrower, each of the Guarantors and each of the Majority Lenders shall have executed and delivered counterparts of this First Amendment.

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ARTICLE IV

Representations and Warranties

The Borrower hereby represents and warrants to each Lender that:

(a) Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this First Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.

(b) At the time of, and immediately after giving effect to, this First Amendment, no Default has occurred and is continuing.

(c) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by the Borrower.

(d) This First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

(e) The execution, delivery and performance by the Borrower of this First Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this First Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than the Liens created by this First Amendment or the Loan Documents).

ARTICLE V

Miscellaneous

Section 5.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this First Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This First Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this First Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this First Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this First Amendment.

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Section 5.02 GOVERNING LAW. THIS FIRST AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5.03 Descriptive Headings, Etc. The descriptive headings of the sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this First Amendment are hereby incorporated into this First Amendment in their entirety.

Section 5.04 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. The agreement set forth in this Section 5.04 shall survive the termination of this First Amendment and the Credit Agreement.

Section 5.05 Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This First Amendment is a Loan Document executed under the Credit Agreement.

Section 5.06 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

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Section 5.07 Successors. The execution and delivery of this First Amendment by any Lender shall be binding upon each of its successors and assigns.

[Signatures Begin on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the date first written above.

BORROWER:
RESOLUTE ENERGY CORPORATION

	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Senior Vice President – Finance and Chief Financial Officer

GUARANTORS:	HICKS ACQUISITION COMPANY I, INC.

RESOLUTE ANETH, LLC

RESOLUTE WYOMING, INC. (f/k/a Primary Natural Resources, Inc.)

RESOLUTE NATURAL RESOURCES COMPANY, LLC (f/k/a Resolute Natural Resources Company)

BWNR, LLC

WYNR, LLC

RESOLUTE NORTHERN ROCKIES, LLC

	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Senior Vice President – Finance and Chief Financial Officer

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT
AND LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wachovia Bank, National Association, as Administrative Agent and a Lender

	By:	/s/ Oleg Kogan
Oleg Kogan
Vice President

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Oleg Kogan
Oleg Kogan
Vice President

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	BANK OF MONTREAL

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

	By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	UBS LOAN FINANCE LLC

	By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	UNION BANK, N.A.

By:
Name:
Title:

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	BNP PARIBAS

	By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director

	By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Vice President

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	BARCLAYS BANK PLC

	By:	/s/ Allen Huang
	Name:	Allen Huang
	Title:	AVP

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ Caroline M. McClurg
	Name:	Caroline M. McClurg
	Title:	Senior Vice President

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Nancy M. Mak
	Name:	Nancy M. Mak
	Title:	Vice President

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement

LENDER:	GUARANTY BANK AND TRUST COMPANY

	By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

Signature Page to

First Amendment to Second Amended and Restated Credit Agreement